SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:     February 13, 2006

Date of Earliest Event Reported:       February 13, 2006

COMMSCOPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12929	36-4135495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602
(Address of principal executive offices)

Registrant’s telephone number, including area code:                 (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 13, 2006, CommScope, Inc. (the “Company”) announced that CommScope, Inc. of North Carolina, a wholly-owned subsidiary of the Company, had entered into a definitive agreement with Trilogy Communications, Inc. (“Trilogy”) to acquire the assets supporting Trilogy’s 75-ohm cable television trunk and distribution products business and certain other assets.  A copy of the press release announcing the acquisition is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to item 8.01 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibit	Description

	99.1	CommScope, Inc. Press Release relating to the acquisition of certain assets of Trilogy Communications, Inc., dated February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2006

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Name: Frank B. Wyatt, II
Title: Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit	Description
99.1	CommScope, Inc. Press Release relating to the acquisition of certain assets of Trilogy Communications, Inc., dated February 13, 2006.